______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 30, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR27
                  ------------------------------------------
                        (exact name of issuing entity)
         Commission File Number of the issuing entity: 333-132042-31

                              IndyMac MBS, Inc.
                              -----------------
          (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
           (Exact name of the sponsor as specified in its charter)
           Delaware                                            95-4791925
-----------------------------      ------------      --------------------------
 (State or Other Jurisdiction                            (I.R.S. Employer
      of Incorporation)                                 Identification No.)

               155 North Lake Avenue
                 Pasadena, California                          91101
           ------------------------------                    -----------------
               (Address of Principal                         (Zip Code)
                 Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

         On August 30, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee and as swap trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR27 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR27 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

         On August 30, 2006, Swiss Re Financial Products Corporation, as certificate swap contract counterparty (the "Certificate Swap Counterparty") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27 (in such capacity, the "Swap Trust"), entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto. The ISDA Master Agreement and Schedule thereto are annexed hereto as
Exhibit 99.2 and Exhibit 99.3, respectively.

      The Certificate Swap Counterparty entered into a certificate swap contract on August 30, 2006 (the "Certificate Swap Confirmation"), dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust. The Certificate Swap Confirmation is annexed hereto as Exhibit 99.4.

      On May 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Certificate Swap Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.5.

         On August 30, 2006, Deutsche Bank AG, New York Branch, as the Class 2-A-1 swap contract counterparty (the "Class 2-A-1 Swap Counterparty") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27 (in such capacity, the "Swap Trust"), entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto. The ISDA Master Agreement and Schedule thereto are annexed hereto as
Exhibit 99.6 and Exhibit 99.7, respectively.

      The Class 2-A-1 Swap Counterparty entered into a swap contract on August 30, 2006 (the "Class 2-A-1 Swap Confirmation"), dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust. The Class 2-A-1 Swap Confirmation is annexed hereto as Exhibit 99.8.

      On August 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Class 2-A-1 Swap Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.9.



Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c) Shell Company Transactions.
    --------------------------

      Not applicable.

(d) Exhibits.
    --------

Exhibit No. Description
----------

99.1 The Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The ISDA Master Agreement, dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust.

99.3 The Schedule to the ISDA Master Agreement, dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust.

99.4 The Certificate Swap Confirmation, dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust.

99.5 The Item 1115 Agreement, dated as of May 30, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Certificate Swap Counterparty.

99.6 The ISDA Master Agreement, dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust.

99.7 The Schedule to the ISDA Master Agreement, dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust.

99.8 The Class 2-A-1 Swap Confirmation, dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust.

99.9 The Item 1115 Agreement, dated as of August 30, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Class 2-A-1 Swap Counterparty.

   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               ------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated: September 13, 2006

                                 Exhibit Index

Exhibit


99.1 The Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The ISDA Master Agreement, dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust.

99.3 The Schedule to the ISDA Master Agreement, dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust.

99.4 The Certificate Swap Confirmation, dated August 30, 2006, by and between the Certificate Swap Counterparty and the Swap Trust.

99.5 The Item 1115 Agreement, dated as of May 30, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Certificate Swap Counterparty.

99.6 The ISDA Master Agreement, dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust.

99.7 The Schedule to the ISDA Master Agreement, dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust.

99.8 The Class 2-A-1 Swap Confirmation, dated August 30, 2006, by and between the Class 2-A-1 Swap Counterparty and the Swap Trust.

99.9 The Item 1115 Agreement, dated as of August 30, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Class 2-A-1 Swap Counterparty.